Prospectus Supplement
John Hancock Investment Trust
John Hancock Infrastructure Fund (the fund)
Supplement dated October 1, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
As of December 31, 2024 (the Effective Date), Timothy J. Casaletto, CFA will no longer serve as a portfolio manager of the fund. As of the Effective Date, G. Thomas Levering will continue to serve as portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Casaletto will be removed from the Prospectus.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement
John Hancock Investment Trust
John Hancock Infrastructure Fund (the fund)
Supplement dated October 1, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of December 31, 2024 (the Effective Date), Timothy J. Casaletto, CFA will no longer serve as a portfolio manager of the fund. As of the Effective Date, G. Thomas Levering will continue to serve as portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Casaletto will be removed from the SAI.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.